                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 (No. 333-38693) of our report dated March 1, 1996, included in the Form 10-K/A of Quarterdeck Corporation dated August 14, 1997.


                                                ARTHUR ANDERSEN LLP



St. Louis, Missouri,
November 12, 1997